UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 23, 2006
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2006-AR1 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                        333-127031-15                  Applied For
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(State or other jurisdiction of   (Commission File No.   (IRS Employer
incorporation of issuing entity)   of issuing entity)    Identification No.
                                                         of issuing entity)

      7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code (301) 846-8881
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

      Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 23, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-AR1 Trust Mortgage Pass-Through Certificates, Series 2006-AR1 (the "Certificates"), issued on February 23, 2006, including (i) the Class I-A-1, Class I-A-R, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5 and Class II-A-6 Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $815,375,100, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $26,356,000 and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $8,502,463.42.

      The Class A Certificates were sold to Goldman, Sachs & Co. pursuant to an underwriting agreement, dated January 9, 2006 and terms agreement, dated January 17, 2006 (together, the "Class A Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Goldman, Sachs & Co. A copy of the Class A Underwriting Agreement is attached as Exhibit 1.1.

      The Public Class B Certificates were sold to Goldman, Sachs & Co. pursuant to an underwriting agreement, dated January 17, 2006 and terms agreement, dated January 17, 2006 (together, the "Class B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Goldman, Sachs & Co. A copy of the Class B Underwriting Agreement is attached as Exhibit 1.2.

      The Private Certificates were privately issued.

      The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated February 23, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

      The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated February 23, 2006 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

      ITEM 9.01   Financial Statements and Exhibits

      (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description


      (1.1) Class A Underwriting Agreement, dated January 9, 2006 and terms agreement, dated January 17, 2006, among the Company, Wells Fargo Bank, N.A. and Goldman, Sachs & Co.

      (1.2) Class B Underwriting Agreement, dated January 17, 2006 and terms agreement, dated January 17, 2006, among the Company, Wells Fargo Bank, N.A. and Goldman, Sachs & Co.

      (4.1) Pooling and Servicing Agreement, dated as of February 23, 2006, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association, as trustee.

     (10.1) Servicing Agreement dated February 23, 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

     (10.2) Mortgage Loan Purchase Agreement, dated February 23, 2006, between the Company and Wells Fargo Bank, N.A.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

February 23, 2006



                                        /s/  Bradley A. Davis
                                       ---------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS




                                                                    Paper (P) or
Exhibit No.               Description                             Electronic (E)

      (1.1)               Class A Underwriting Agreement, dated
                          January 9, 2006 and terms agreement,    E
                          dated January 17, 2006, among the
                          Company, Wells Fargo Bank, N.A. and
                          Goldman, Sachs & Co.

      (1.2)               Class B Underwriting Agreement, dated
                          January 17, 2006 and terms agreement,   E
                          dated January 17, 2006, among the
                          Company, Wells Fargo Bank, N.A. and
                          Goldman, Sachs & Co.

      (4.1)               Pooling and Servicing Agreement, dated
                          as of February 23, 2006, among Wells    E
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A. and U.S. Bank
                          National Association, as trustee.

     (10.1) Servicing Agreement dated February 23, E 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

     (10.2)               Mortgage Loan Purchase Agreement,
                          dated February 23, 2006, between the    E
                          Company and Wells Fargo Bank, N.A.